UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In conjunction with its regularly scheduled quarterly meeting on May 21, 2009, Mr. Christopher M. Temple, President of Vulcan Capital, joined the board of directors of Plains All American GP LLC (“GP LLC”), the general partner of Plains All American Pipeline, L.P. (the “Registrant”). Mr. Temple was designated by Vulcan Energy Corporation (“Vulcan Energy”), of which he is a director, to serve as its representative on the GP LLC board, and Mr. Temple’s addition to the board was unanimously approved by the existing directors. The GP LLC board consists of up to eight individuals, including three independent directors, the Chief Executive Officer, two directors each of whom is appointed by one of the two members with the power to designate a director, and two at-large directors appointed by a majority in interest. Vulcan Energy’s wholly owned subsidiary, Vulcan Energy GP Holdings Inc., owns a 50.1% member interest in GP LLC. Mr. W. Lance Conn, who served as Vulcan Energy’s designated representative on the GP LLC board from November 2008, has been appointed as an at-large director, filling a previously vacant seat. For a discussion of (i) the relationships of the Registrant with Vulcan Energy and Vulcan Capital and (ii) compensation for service on the GP LLC board, please refer to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008. Any board fees payable in connection with Mr. Temple’s service as the Vulcan Energy designee will be payable to Vulcan Inc. Mr. Conn will be entitled to receive the same compensation payable to directors generally. Mr. Temple was also appointed to the compensation committee of the GP LLC board, replacing Mr. Conn.
     Mr. Temple is the President of Vulcan Capital and is responsible for managing the diverse multi-billion dollar investment portfolio of Vulcan Inc. Prior to joining Vulcan, Mr. Temple served as a managing director at Tailwind Capital, a New York-based private equity firm. Prior to Tailwind, Mr. Temple was a managing director at both Friend Skoler & Company and Thayer Capital Partners. Additionally, he was a licensed CPA, serving clients in the energy sector with KPMG in Houston, Texas. Mr. Temple holds an MBA from Harvard and a BBA, magna cum laude, from the University of Texas.
Item 7.01 Regulation FD Disclosure.
     In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
     On May 21, 2009, the Registrant issued a press release announcing changes in its Board of Directors. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1 — Press Release dated May 21, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: May 21, 2009	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC,
its general partner

	By:	/s/ Tim Moore Name: Tim Moore
Title: Vice President

INDEX TO EXHIBITS

Exhibit
No.	Description

99.1	Press Release dated May 21, 2009.